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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 17, 1999 relating to the financial statements, which appear in Procept's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such registration statement.

                                                      PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
May 7, 1999